UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47201
(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
(Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2020

Date of reporting period:  September 30, 2020

Item 1. Report to Stockholders.

Kirr, Marbach Partners
Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the reports will be made available on the Fund’s website www.kmpartnersfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-870-8039 or by enrolling with Matt Kirr at matt@kirrmar.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call 1-800-870-8039 or by contacting the Fund at matt@kirrmar.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Annual Report

www▪kmpartnersfunds▪com	September 30, 2020

KIRR, MARBACH PARTNERS

VALUE FUND

“Diligence is the mother of good fortune”—Miguel De Cervantes (Spanish novelist/1547-1616)

November 2, 2020

Dear Fellow Shareholders:

The good news is, as of September 30, 2020, the Kirr, Marbach Value Fund had its strongest two-quarter performance since the third and fourth calendar quarters of 2010.  The bad news is “Value” continued to lag “Growth” significantly in the third calendar quarter of 2020, an all too familiar refrain.  However, we’ve completed implementation of a modification of our investment strategy.  As we’ll review below, we’ve increased our exposure to higher quality, larger-capitalization stocks.  Though we’ve been willing to pay more for quality/size, we’re still 100% committed to finding undervalued stocks (i.e. not buying overvalued stocks just because they’re going up).

There are no guarantees in investing, but we’re confident the changes we’ve made could be positive for performance going forward.

We always preach it’s best to focus on the “signal” and ignore the “noise.” While there are certainly a number of negatives for stocks (market dominated by handful of mega-cap technology stocks, stratospheric technology sector valuations, overheated IPO market and individual investors with speculative, FOMO fever, to name a few), we think the positives outweigh.  As shown in the infographic below, we think the Fed’s aggressive support of the economy and financial markets by keeping interest rates extremely low and providing copious amounts of liquidity could provide a bridge until the COVID storm passes and the economy and corporate earnings recover.  Stock prices generally follow earnings, so this could be good for the market.

KIRR, MARBACH PARTNERS

VALUE FUND

Periods ending September 30, 2020(3)
(Total Returns-Dividends Reinvested in Index-Annualized*)

	KM Value Fund(1)	S&P 500 Index(2)
Six-months	26.44%	31.31%
One-year*	-10.59%	15.15%
Three-years*	-2.78%	12.28%
Five-years*	2.66%	14.15%
Ten-years*	7.77%	13.74%
Since Inception*
(December 31, 1998)	6.08%	6.75%

The Fund’s Gross Expense Ratio and Net Expense Ratio were 1.54% and 1.45%, respectively, according to the Prospectus dated January 24, 2020.  Contractual fee waivers are in effect until February 28, 2021.

Performance data quoted represents past performance; past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained.  The fund imposes a 1.00% redemption fee on shares held less than 30 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

(1)
The performance data quoted assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)
The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.  Because the majority of the Fund’s holdings have market capitalizations of $1-$15 billion, the S&P 500 Index is an imperfect performance benchmark.  However, the S&P 500 Index is the most widely utilized performance benchmark for U.S. equities and has more readily accessible data than other benchmarks.  Further, it is not the goal of the Fund to replicate the returns of the S&P 500 Index and there are material differences between the holdings of the Fund and the S&P 500 Index.

(3)	One-year, Two-years, Three-years, Five-years, Ten-years and Since Inception returns are Average Annualized Returns.

Percent Change in Top Ten Holdings from Book Cost (as of 9/30/2020)

1.	AutoZone, Inc.	+995.6%	6.	Alphabet, Inc.	+19.5%
2.	Colliers International Group, Inc.	+75.1%	7.	SS&C Technologies Holdings, Inc.	+12.0%
3.	Canadian Pacific Railway Ltd.	+1904.0%	8.	Aon Plc	+109.7%
4.	Cognizant Technology Solutions	+636.9%	9.	eBay, Inc.	+42.1%
5.	Dollar Tree, Inc.	+1220.4%	10.	Republic Services, Inc.	+14.1%

Performance quoted represents past performance and is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

KIRR, MARBACH PARTNERS

VALUE FUND

COVID-era “K-Train” heads in different directions for haves, have-nots

Who could ever forget the Muppets’ catchy “Alphabet Song” on Sesame Street?  “A is for Abby, B is for Bert and C is for Cookie Monster.”  Certainly not Wall Street pundits and economists, who debated over which letter would best describe the path of the eventual post-COVID recovery.

Would it be a “V” (sharp decline, followed quickly by an equally sharp rebound), “W,” “U,” “L,” or even a “Nike Swoosh” (not yet the 27th letter)?

The letter “K” is a vertical line with two 45-degree lines slanting from the middle, one upward and one downward.

Unfortunately, “K” best describes the paths of the economy and stock market since the nadir (hopefully) of the COVID pandemic in March.  The gap between the “haves” and “have-nots” has further widened over the intervening six months, resulting in the “haves” having more (sometimes much more) and the “have nots” having less (oftentimes much less).

The “happy,” upward-slanting line symbolizes those parts of the economy that actually benefitted from the pandemic.

Technology companies like Apple, Microsoft and Zoom gained from the massive, almost instantaneous switch from offices to “working from home (WFH).”  Netflix entertained us as we were confined to our homes.  Retailers like Target, Walmart and Costco sold huge amounts of staples like toilet paper and household cleaners.  Home improvement chains like Home Depot and Lowe’s gained as folks decided to fix-up their homes.  Online retailers like Amazon and Overstock continued to gobble market share from brick and mortar competitors because, who wants to go to a mall/store during a pandemic?

Not surprisingly, the Direxion Work From Home ETF (Ticker: WFH) was recently launched to make it easy for the Robinhood crowd to jump on the bandwagon with a single click.

The “sad,” downward-slanting line symbolizes pretty much everything else.

The list of companies hurt by the pandemic is much longer and contains a boatload of bankruptcies, with more sure to come.  For mall retailers that were already teetering like J.C. Penney, Pier One, Brooks Brothers and others, the pandemic was just the coup de grace.  Any business dependent on physical customers, like commercial airlines, hotels and restaurants, is facing an existential crisis like never before.

The situation is even more dire for small, privately-held businesses, which employ the majority of Americans.  Yelp reported that as of the end of August, 163,735 businesses indicated they were closed, a 23% increase from mid-July.  Nearly 100,000 of these closures are permanent.  Further, the National Restaurant Association said at least 100,000 restaurants are closed (nearly one in six), three million restaurant employees are without a job and the industry is on pace to lose $240 billion in sales by the end of the year.  More alarmingly, with cold weather approaching, 40% of owners surveyed said they are likely to close within six months without additional government support.

On the employment front, the pandemic and lockdowns caused the loss of 22.2 million jobs in March and April.  Recent gains have cut the loss in half, but is still above the 8.7 million jobs lost in the Great Recession of 2007-2009.  In addition, the recovery in jobs has been extremely stratified.  Those with higher levels of education and income (who typically have white collar jobs that can be done remotely) have fared much better than those with lower levels of education and income (who typically have blue collar jobs that require in-person work).  Unfortunately, those are the same folks who typically had little or no financial cushion going into the pandemic.

Way back on February 19, the S&P 500 reached a record high.  As the government effectively shut down the economy in an attempt to contain the pandemic, panic ensued, with the S&P 500 plunging 34% over the next five weeks, marking the

KIRR, MARBACH PARTNERS

VALUE FUND

market’s fasted trip ever into bear territory and ending an 11-year bull run.  Incredibly, by September 2 the S&P 500 made a new record high, as investors seemingly put COVID in the rearview mirror.

How can you reconcile the disconnect between the joy on Wall Street and the continuing pain on Main Street?

First, there is an old investing adage, “don’t fight the Fed,” which means if the Federal Reserve wants to support stocks with lower interest rates (like now), stock prices are unlikely to act contrary.  Indeed, the Fed recently stated it would refrain from raising rates until “maximum employment” has been reached and inflation is on track to moderately exceed the Fed’s 2% inflation target.

This is a momentous change, as the Fed will no longer serve as “chaperone” and “take away the punch bowl just as the party is getting going” by raising rates to head off inflation.

Second, with bond yields approaching zero, investors are facing the reality of TINA, or There is No Alternative (to stocks).  In other words, the Fed is forcing investors into riskier assets.

Third, this is one of those times the S&P 500 is a terrible proxy for the performance of the “average” stock.  The S&P 500 is a capitalization-weighted index, which means the performance of the largest-capitalization (i.e. stock price times number of shares outstanding) stocks impact index returns much more than the smaller-capitalization stocks.

For instance, Apple recently became the first U.S. company to attain a market capitalization of $2 trillion.  Indeed, the “Fab-Five” largest-capitalization stocks in the S&P 500 (i.e. 1% of the stocks)—Apple (up 58% calendar year-to-date (YTD) through September), Amazon (70%), Microsoft (33%), Google parent Alphabet (9%) and Facebook (28%)—recently had a combined index weight of 23%, the highest concentration in 30 years.

“What did the market do today?” is a common question.  The correct answer is, “it depends.”  For the past several years, it’s meant “what did the mega-capitalization technology stocks do today?”  Indeed, while the S&P 500 had a total return of 8.9% YTD through September, the version of the S&P 500 that gives an equal 0.2% weight to each of the 500 stocks had a total return of minus 4.8%.

The massive gains in the mega-capitalization technology stocks masked weakness in low-index weight sectors that have been decimated, like Energy (2.1% weight—down 48%), which simply don’t register.

As we’ve alluded to in the past, we view market downdrafts as opportunities to upgrade the quality of Value Fund’s portfolios (i.e. buying larger-capitalization, higher-quality stocks of better businesses we previously viewed as too expensive).  As shown in the table below, we’ve made a fairly dramatic move up the market capitalization scale in 2020.  Hopefully, these bigger companies will be better able to withstand both the normal rough and tumble of everyday business, as well as exogenous, unexpected shocks like pandemics.

Value Fund Portfolio (Illustration)

	Q4/2019	Q1/2020	Q2/2020	Q3/2020
# Holdings	42	42	40	38
Weighted Avg. Capitalization ($Bil)	$17.4B	$33.7B	$54.5B	$60.7B
Median Capitalization ($Bil)	$6.8B	$4.5B	$8.1B	$9.4B

We remain steadfast to our “Value” discipline, but think it makes good sense to broaden our definition of “Value,” a term that has become to mean strictly “low-multiple” of a variety of valuation metrics.  Whereas these metrics can be useful in screening the universe of stocks for possible investment candidates, you have to assess a company’s products, competitive position, growth prospects, quality of management and many other factors before you can judge whether a cheap stock is a “cigar butt” or undervalued opportunity.

Warren Buffett made a similar pivot.  In this 1989 letter to Berkshire Hathaway shareholders, he said:  “If you buy a stock at a sufficiently low price, there will usually be some hiccup in the fortunes of the business that gives you a chance to unload at a decent profit, even though the long-term performance of the business may be terrible.  I call this the ‘cigar butt’ approach to investing.  A cigar butt found on the street that has only one puff left in it may not offer much of a smoke, but the ‘bargain purchase’ will make that puff all profit.”

KIRR, MARBACH PARTNERS

VALUE FUND

Berkshire’s Vice-Chairman, Charlie Munger, convinced Buffett investing in discarded cigar butts was not going to cut it as Berkshire reached gargantuan size, so they should look for investment value in great businesses whose operations and/or stock price were temporarily under pressure.  Indeed, Berkshire owns 5.7% of Apple Inc., which is by far its largest common stock investment (more than twice as big as #2).

We’ll always be “Value” investors, but are focused on finding undervalued stocks of better businesses and leave the “cigar butts” lying in the street.  We firmly believe the fortunes of “Value” will turn for the better at some point.  Our portfolio should benefit, if and when this happens.  Until then, we think it makes good sense to not have our fortunes so closely tied to this eventuality.  Call this approach “growth at a reasonable price.”

Summary

We’re pleased we’ve been able to make up ground over the past two calendar quarters, but realize we have a long way to go.  We are confident our strategy to increase the size and quality of the companies in the portfolio, while still maintaining our “Value” discipline, will prove to be correct.

As always, we are big believers in “eating our own cooking” and have significant personal investments alongside you.  We’re investing your precious assets the same way we’re investing our own.  In other words, we’re putting our money where our mouths are!

We thank you for the trust and confidence you’ve placed in us as we try to navigate these difficult, unprecedented times.

Regards,

Mark D. Foster, CFA	Mickey Kim, CFA
President	Vice-President, Treasurer and Secretary

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods.  Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Please refer to the Schedule of Investments for complete fund holdings information.

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

A stock’s market capitalization is calculated by multiplying the price of the stock by the number of shares outstanding

This material must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC is the Distributor for Value Fund.

For further information about Value Fund and/or an account application, please call Matt Kirr at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN  47201.

KIRR, MARBACH PARTNERS

VALUE FUND

Value of $10,000 Investment (Unaudited)

This chart assumes an initial investment of $10,000. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed maybe worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Rate of Return (%)

	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception* to
	September 30, 2020	September 30, 2020	September 30, 2020	September 30, 2020
Kirr Marbach Partners Value Fund	-10.59%	2.66%	7.77%	6.08%
S&P 500 Index**	15.15%	14.15%	13.74%	6.75%

*	December 31, 1998
**
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

Expense Example
September 30, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 – September 30, 2020).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period
	4/1/20	9/30/20	4/1/20 – 9/30/20(1)
Actual	$1,000.00	$1,264.40	$8.21
Hypothetical (5% return before expenses)	1,000.00	1,017.75	7.31

(1)
Expenses are equal to the Fund’s annualized expense ratio after reimbursement of 1.45% multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.  The annualized expense ratio prior to reimbursement was 1.64%.

KIRR, MARBACH PARTNERS

VALUE FUND

Allocation of Portfolio Net Assets (Unaudited)
September 30, 2020

Top Ten Equity Holdings (Unaudited)
as of September 30, 2020
(% of net assets)

AutoZone, Inc.	4.7%
Colliers International Group, Inc.	4.3%
Canadian Pacific Railway Ltd.	4.3%
Cognizant Technology Solutions Corp. – Class A	4.3%
Dollar Tree, Inc.	4.1%
Alphabet, Inc. – Class A	4.0%
SS&C Technologies Holdings, Inc.	3.8%
Aon plc – Class A	3.7%
eBay, Inc.	3.4%
Republic Services, Inc.	3.4%

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments
September 30, 2020

Number
of Shares		Value
	COMMON STOCKS – 99.5%

	Basic Materials – 2.3%
19,707	Innospec, Inc.	$1,247,847

	Communications – 9.6%
1,474	Alphabet, Inc. – Class A*	2,160,294
35,070	eBay, Inc.	1,827,147
5,350	Liberty SiriusXM Group – Class A*	177,460
30,880	Liberty SiriusXM Group – Class C*	1,021,510
		5,186,411
	Consumer Cyclical – 17.8%
2,142	AutoZone, Inc.*	2,522,505
24,219	Dollar Tree, Inc.*	2,212,164
73,411	Extended Stay America, Inc.	877,261
17,033	IAA, Inc.*	886,908
70,345	KAR Auction Services, Inc.*	1,012,968
50,380	The Shyft Group, Inc.	951,174
16,843	Visteon Corp.*	1,165,872
		9,628,852
	Consumer Non Cyclical – 15.4%
7,149	BioTelemetry, Inc.*	325,851
17,586	Brink’s Co.	722,609
35,211	Colliers International Group, Inc.	2,348,222
29,261	Dentsply Sirona, Inc.	1,279,584
4,675	ICU Medical, Inc.*	854,403
14,270	IHS Markit Ltd.	1,120,338
12,423	Zimmer Biomet Holdings, Inc.	1,691,267
		8,342,274
	Energy – 0.8%
15,773	Marathon Petroleum Corp.	462,780

	Financial – 10.5%
9,800	Aon plc – Class A	2,021,740
39,963	Heritage Insurance Holdings, Inc.	404,426
1,816	Markel Corp.*	1,768,239
31,424	Voya Financial, Inc.	1,506,152
		5,700,557
	Industrials – 24.0%
21,492	Arcosa, Inc.	947,582
7,654	Canadian Pacific Railway Ltd.	2,330,107
22,393	EMCOR Group, Inc.	1,516,230
6,865	L3Harris Technologies, Inc.	1,165,952
42,264	MasTec, Inc.*	1,783,541
19,485	Republic Services, Inc.	1,818,925
26,432	Stericycle, Inc.*	1,666,802
20,844	XPO Logistics, Inc.*	1,764,653
		12,993,792
	Technology – 16.3%
4,908	Broadcom, Inc.	1,788,083
33,325	Cognizant Technology
	Solutions Corp. – Class A	2,313,421
1,465	Constellation Software, Inc.	1,627,921
54,055	Dropbox, Inc. – Class A*	1,041,099
33,582	SS&C Technologies Holdings, Inc.	2,032,383
		8,802,907
	Utilities – 2.8%
79,769	Vistra Energy Corp.	1,504,443
	TOTAL COMMON STOCKS
	(Cost $35,325,348)	53,869,863

	SHORT-TERM INVESTMENT – 0.0%
11,450	First American Government
	Obligations Fund –
	Class X, 0.07%**
	(Cost $11,450)	11,450
	Total Investments
	(Cost $35,336,798) – 99.5%	53,881,313
	Other Assets and
	Liabilities, Net – 0.5%	242,280
	TOTAL NET ASSETS – 100.0%	$54,123,593

*	Non-income producing security.
**	Rate in effect as of September 30, 2020.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Assets and Liabilities
September 30, 2020

ASSETS:
Investments, at current value
(cost $35,336,798)	$53,881,313
Receivable for investment securities sold	293,724
Dividends receivable	23,251
Prepaid expenses	16,223
Receivable for Fund shares sold	7,815
Interest receivable	6
Total Assets	54,222,332

LIABILITIES:
Payable to Adviser	28,579
Accrued expenses	28,129
Payable for audit fees	22,201
Payable for Fund shares redeemed	16,037
Accrued distribution fees	3,793
Total Liabilities	98,739

NET ASSETS	$54,123,593

NET ASSETS CONSIST OF:
Capital Stock	$34,199,135
Total Distributable Earnings	19,924,458
Total Net Assets	$54,123,593

Shares outstanding (500,000,000
shares of $0.01 par value authorized)	2,808,727

Net asset value and offering price per share(1)	$19.27

(1)	A redemption fee is assessed against shares redeemed within 30 days of purchase.

Statement of Operations
Year Ended September 30, 2020

INVESTMENT INCOME:
Dividend income
(net of withholding of $4,500)	$581,532
Interest income	6,816
Total Investment Income	588,348

EXPENSES:
Investment Adviser fees	591,581
Legal fees	110,088
Distribution fees	55,404
Administration fees	46,444
Transfer agent fees	41,205
Federal & state registration fees	28,348
Fund accounting fees	25,891
Audit fees	22,198
Custody fees	14,127
Postage & printing fees	13,697
Directors fees	11,987
Other	8,638
Total expenses before reimbursement	969,608
Less: Reimbursement from Investment Adviser	(111,816)
Net Expenses	857,792

NET INVESTMENT LOSS	(269,444)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gains on investments	856,027
Net change in unrealized
appreciation/depreciation on investments	(7,241,934)

Net realized and unrealized
loss on investments	(6,385,907)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(6,655,351)

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
OPERATIONS:
Net investment loss	$(269,444)	$(173,921)
Net realized gain on investments	856,027	3,256,805
Net change in unrealized appreciation/depreciation on investments	(7,241,934)	(7,823,437)
Net decrease in net assets resulting from operations	(6,655,351)	(4,740,553)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,458,396	2,686,556
Proceeds from reinvestment of distributions	1,368,254	5,114,173
Payments for shares redeemed	(10,839,615)	(9,382,669)
Redemption fees	—	143
Net decrease in net assets resulting from capital share transactions	(6,012,965)	(1,581,797)

DISTRIBUTIONS TO SHAREHOLDERS	(1,413,526)	(5,290,759)

TOTAL DECREASE IN NET ASSETS	(14,081,842)	(11,613,109)

NET ASSETS:
Beginning of year	68,205,435	79,818,544
End of year	$54,123,593	$68,205,435

CHANGES IN SHARES OUTSTANDING:
Shares sold	191,353	127,755
Shares issued to holders in reinvestment of dividends	60,196	279,769
Shares redeemed	(541,050)	(440,170)
Net decrease	(289,501)	(32,646)

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the year.

	Year Ended September 30,
	2020	2019	2018	2017	2016
PER SHARE DATA:

Net asset value, beginning of year	$22.01	$25.49	$25.03	$22.65	$21.38

Investment operations:
Net investment income (loss)	(0.08)	(0.05)	(0.10)	(0.08)	0.16
Net realized and unrealized gain (loss) on investments	(2.18)	(1.71)	2.27	3.75	1.18
Total from investment operations	(2.26)	(1.76)	2.17	3.67	1.34

Less distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net capital gains	(0.48)	(1.72)	(1.71)	(1.29)	(0.07)
Total distributions	(0.48)	(1.72)	(1.71)	(1.29)	(0.07)

Paid in capital from redemption fees	—	— (1)	—	— (1)	— (1)

Net asset value, end of year	$19.27	$22.01	$25.49	$25.03	$22.65

TOTAL RETURN	-10.59%	-5.53%	8.80%	16.72%	6.29%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$54.1	$68.2	$79.8	$76.4	$70.2
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.64%	1.54%	1.46%	1.47%	1.49%
After expense reimbursement/recoupment	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/recoupment	(0.65)%	(0.34)%	(0.37)%	(0.35)%	0.70%
After expense reimbursement/recoupment	(0.46)%	(0.25)%	(0.36)%	(0.33)%	0.74%
Portfolio turnover rate	23%	22%	14%	16%	23%

(1)	Less than $0.01 per share.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements
September 30, 2020

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September  23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.” The one series presently authorized is Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a)
Investment Valuation – Securities listed on the Nasdaq National Market are valued at the Nasdaq Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded. Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors. Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934.  Debt securities, including short-term debt instruments having maturities less than 60 days, are valued at the mean between the bid and asked prices as reported by an approved pricing service.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the following three broad categories:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instruments on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2020

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$53,869,863	$—	$—	$53,869,863
Short-Term Investment	11,450	—	—	11,450
Total Investments	$53,881,313	$—	$—	$53,881,313

Refer to the Schedule of Investments for industry classifications.

b)
Federal Income Taxes – A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2020, or for any other tax years which are open for exam. As of September 30, 2020, open tax years include the tax years ended September 30, 2017 through 2020. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2020, the Fund did not incur any interest or penalties.

c)	Income and Expenses – The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. All short term capital gains are included in ordinary income for tax purposes.

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

f)
Repurchase Agreements – The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2020

g)
Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended September 30, 2020, the following table shows the reclassifications made:

Distributable	Paid In
Earnings	Capital
$183,950	$(183,950)

h)
COVID-19 – The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

i)
Subsequent Events – Management has evaluated Fund related events and transactions that occurred subsequent to September 30, 2020 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this year that materially impacted the amounts or disclosures in the Fund's financial statements.

2. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended September 30, 2020, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	13,539,890	20,457,545

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2020

At September 30, 2020, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$34,605,812
Gross unrealized appreciation	$22,095,237
Gross unrealized depreciation	$(2,819,720)
Net unrealized appreciation	$19,275,517
Undistributed ordinary income	—
Undistributed long-term capital gain	$872,120
Total distributable earnings	$872,120
Other accumulated losses	$(223,179)
Total accumulated earnings	$19,924,458

As of September 30, 2020, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended September 30, 2020, the Fund plans to defer on a tax basis, late-year and post-October losses of $223,179.

The tax character of distributions paid during the year ended September 30, 2020 were as follows:

Ordinary Income*	Long Term Capital Gains**	Total
$—	$1,413,526	$1,413,526

The tax character of distributions paid during the year ended September 30, 2019 were as follows:

Ordinary Income*	Long Term Capital Gains**	Total
$273,110	$5,017,649	$5,290,759

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.
**
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

3. AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

The Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.45% of its average daily net assets until February 29, 2021.  The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 29, 2021. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2020

reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of thirty-six months following the date on which such fee waiver or expense reimbursement was made. Waived/reimbursed fees and expenses subject to potential recovery by month of expiration are as follows:

Year of expiration	Amount
October 2020 – September 2021	$11,773
October 2021 – September 2022	61,289
October 2022 – September 2023	111,816
$184,878

As of September 30, 2020, it was possible, but not probable, those amounts would be recovered by the Investment Adviser. At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar, the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Fund has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor. The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provided shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the year ended September 30, 2020, the Fund incurred expenses of $55,404 pursuant to the 12b-1 Plan.

U.S Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

The Fund imposes a 1.00% redemption fee on shares held 30 days or less. For the year ended September 30, 2020 and the year ended September 30, 2019, the Fund collected $0 and $143, respectively, in redemption fees.

KIRR, MARBACH PARTNERS

VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Kirr, Marbach Partners Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Kirr, Marbach Partners Value Fund (the “Fund”), including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2006.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian.  We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 25, 2020

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information
September 30, 2020 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov.  The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  For information on the Public Reference Room call 1-800-SEC-0330.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2020, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as QDI was 0% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020, was 0% for the Fund.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information (Continued)
September 30, 2020 (Unaudited)

	Position	Term of Office	Principal Occupation	Other	Number of
Name, Address	with the	and Length	During Past	Directorships	Funds Overseen
and Age	Corporation	of Time Served	Five Years	Held	in Complex

INTERESTED DIRECTORS

Mark D. Foster*	Director,	Indefinite term	Chief Investment	None	1
Born 1958	Chairman	since 1998	Officer, Kirr, Marbach &
	and		Company, LLC
President

Mickey Kim*	Director,	Indefinite term	Chief Compliance	Director,	1
Born 1958	Vice	since 1998	Officer and	CrossAmerica
	President,		Chief Operating	Partners GP
	Secretary,		Officer, Kirr, Marbach &
	Treasurer,		Company, LLC
and Chief
Compliance
Officer

DIS-INTERESTED DIRECTORS

Jeffrey N. Brown*	Director	Indefinite term	President, Travel Indiana,	None	1
Born 1959		since 1998	LLC (2016 – present);
President, Home News
Enterprises (1998 – 2016)

Mark E. Chesnut*	Director	Indefinite term	Retired, Formerly	None	1
Born 1947		since 1998	Vice-President, Cummins
Engine Company

John Elwood*	Director	Indefinite term	President, Elwood	None	1
Born 1970		since 2018	Staffing Services,
Inc. (1996 – present)

*	The address for all directors is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47201.

Directors
Mark Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
Mark E. Chesnut
John Elwood

Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47201

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Administrator,
Transfer Agent and
Dividend – Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s directors and is available without charge upon request by calling 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444.  A description of the
Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at
www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Annual Report

September 30, 2020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended September 30, 2020 and September 30, 2019, the Fund’s principal accountant was Tait Weller. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2020	FYE 09/30/2019
Audit Fees	$19,000	$19,000
Audit-Related Fees
Tax Fees	$3,200	$3,200
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Audit Related Fees	FYE 09/30/2020	FYE 09/30/2019
Registrant	0%	0%
Registrant’s Investment Adviser	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2020	FYE 09/30/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)*    /s/Mr. Mark Foster
Mr. Mark Foster, President

Date    December 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mr. Mark Foster
Mr. Mark Foster, President

Date    December 8, 2020

By (Signature and Title)*    /s/Mr. Mickey Kim
Mr. Mickey Kim, Treasurer

Date    December 8, 2020

* Print the name and title of each signing officer under his or her signature.